UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05983

The New Germany Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling this number.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2011

The New Germany

Fund, Inc.

LETTER TO THE SHAREHOLDERS

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Dear Shareholder,

For the six months ended June 30, 2011, the New Germany Fund's total return in USD was 13.80% based on net asset value and 15.14% based on market price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was 16.19%.1

For the equity market overall, the first quarter corporate reporting season, followed by Greece's approval of another austerity package, proved mostly supportive of stock prices. Renewed fears of a slowdown in China, and sovereign debt issues with rising inflation readings and consequently higher interest rates within Europe in the second quarter led to a period of increased stock market volatility. Austerity package aside, given the growing concerns of a default or restructuring of Greek bonds with a rising probability of private sector participation, equity markets stalled in the latter part of the reporting period. During the first half of the year, Moody's further downgraded Portugal's debt rating to Ba2 (junk status); S&P cut its rating outlook for Italy to "negative," claiming weak growth prospects; and Spain saw its 10-year bond yield rise to an 11-year high above 5.5%.

Macro data released in the second quarter was not supportive, with Q1 GDP growth figures in Spain (+0.3% quarter-over-quarter), Italy (+0.1%) and Portugal (-0.7%) below expectations. The European Central Bank raised key interest rates twice to 1.50% from 1.00% as annual inflation in the Eurozone rose to 2.8%, the highest level since 2008. More monetary tightening continued in China, a key demand driver for German exports. Inflation there rose to 5.5%, a 34-month high. The Central Bank hiked key rates for the fourth time since October 2010 to 6.31%, and again increased the reserve ratio requirement to a new high of 21.5%.

Not all macroeconomic news out of Europe was poor. For example, in May, the reported Eurozone Q1 year-over-year gross domestic product growth beat expectations at 0.8% vs. 0.6% expected by the market, driven particularly by Germany, which delivered 5.2% growth (the highest in decades) vs. 4.5% expected. This positive surprise trend was repeated in June, when manufacturing orders (+2.8% vs. +2.0% expected), industrial production (+0.2% vs. -0.2%) and the IFO Business Climate Index survey (114 vs. 113) all beat expectations.

German companies beat their Q1 2011 sales and earnings-per-share consensus estimates by an average 5.8% and 11.7%, respectively. The earnings revision trend in Europe moderated significantly, with average earnings revisions during Q1 at +0-1% for the DAX and +0-1.5% for the MDAX. After having previously been the star performer, the TecDAX became the worst performer, down 4.0% for the quarter, while the MDAX rose 6.0% and the DAX rose 4.8%. Exceptionally strong was the automotive sector, with BMW* and Volkswagen* delivering very strong revenue and earnings growth.

The industrials sector remains the portfolio's largest weighting. Its two main performance drivers were overweight positions in Aurubis and MTU Aero Engines Holding. Aurubis had a very strong quarter, exceeding analysts' consensus expectations as it benefited from a recovery in the copper refining market. Similarly, MTU's Q1 operating results beat market expectations on the back of its efficiency improvements program. We made two relevant adjustments to

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

our holdings within the sector. We took a new position in Singulus Technologies, the leading producer globally of optical disc production equipment (DVD, Blue-ray) and an emerging player in solar panel production equipment. Conversely, we sold part of our position in Kloeckner & Co, taking the stake to a slight underweight after the stock's strong performance from its trough in 2008 and lacking impetus for further steel price advances in the short term.

Our overweight in Hochtief within the construction sector was the largest performance drag. The stock came under pressure as its subsidiary, Leighton, disappointed in April and said it would sell stock worth about $800 million. Our overweight in the chemicals company Wacker Chemie also contributed negatively. While its solar silicon capabilities position it among the strategically most promising players in the solar value chain, the stock suffered from the broad-based sell-off in renewables and solar-related stocks. Within the software and technology sector, we initiated a position in Bechtle, taking advantage of the weakness in the share price. LBBW (a federal state bank) offered its 18.7% share in the company, complying with a new EU directive whereby federal state banks must sell non-core holdings.

We maintain our guardedly positive view while underlying trends such as emerging-markets growth remain constructive and inflation pressures seem to subside. Domestic demand in developed markets seems to remain on track but investors are focused more on macroeconomic developments, volatile commodity prices and structural debt problems in Europe and the U.S., which present imminent risks to global economic growth.

Valuations are not expensive. The DAX trades at a P/E of 11.2 x 2011 earnings and 9.8x projected 2012 earnings, and the MDAX on 15.5x and 11.9x, respectively. This is backed up by much higher expected earnings growth for the MDAX of 24 – 25% for both 2011 earnings and 2012 earnings, compared with 7% and 15%, respectively, for the DAX. Overall, these risks seem at least partially reflected in the current valuation of equity markets as they do not seem to be overly demanding. Ample liquidity and the already strongly rebounding M&A activity (as seen, for example, with Tognum, Demag Cranes and Roth & Rau, from the Midcap Market Performance Index so far this year) should be supportive factors. While we see the markets moving sideways in the near term, we maintain a growth profile in our sector positioning, with overweights in industrials and materials versus underweights2 in consumer health care and telecoms.

The Fund's discount contracted by 5.54%, ending the period at 9.00% compared to 14.54% for the same period a year earlier. Management continued the Fund's share repurchase and tender offer programs in an ongoing effort to address the discount. Please see Note 7 for details regarding the Fund's tender offer and share repurchase programs.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

1  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  Underweight refers to a holding amount that is less than what is held in that of the benchmark.

*  Not currently held in portfolio.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

FUND HISTORY AS OF JUNE 30, 2011

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:
	For the six-months ended	For the years ended December 31,
	June 30, 2011(b)	2010	2009	2008		2007	2006
Net Asset Value(a)	13.80%	23.40%	45.22%	(46.75	)%(c)	25.17%	43.94%
Market Value(a)	15.14%	32.21%	52.07%	(53.32)%		25.14%	44.13%
Benchmark(d)	16.19%	18.42%	42.33%	(47.86)%		22.10%	42.51%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six-month period are not annualized.

(c)  Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

(d)  Represents the Midcap Market Performance Index.*

  *  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX** and TecDAX***.

  **  MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

  ***  TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Fund performance includes reinvestment of dividends and does not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2010 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2011.

FUND HISTORY AS OF JUNE 30, 2011 (continued)

STATISTICS:
Net Assets	$355,767,137
Shares Outstanding	17,685,351
Net Asset Value (NAV) Per Share	$20.12

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
05/19/11	05/31/11	$0.0400	$—	$—	$0.0400
12/31/10	01/28/11*	$0.0650	$—	$—	$0.0650
04/30/10	05/10/10	$0.0535	$—	$—	$0.0535
12/31/09	01/28/10**	$0.1601	$—	$—	$0.1601
05/04/09	05/14/09	$0.0176	$—	$—	$0.0176
12/15/08	12/31/08	$0.1274	$—	$—	$0.1274
05/06/08	05/15/08	$0.0594	$—	$—	$0.0594
12/21/07	01/10/08***	$0.2550	$—	$—	$0.2550
05/03/07	05/15/07	$0.3400	$—	$—	$0.3400
12/21/06	12/28/06	$0.0550	$—	$—	$0.0550
05/05/06	05/15/06	$0.1500	$—	$—	$0.1500
12/22/05	12/30/05	$0.4100	$—	$—	$0.4100
05/19/05	05/27/05	$0.1400	$—	$—	$0.1400
12/22/04	12/31/04	$0.2300	$—	$—	$0.2300
05/06/04	05/14/04	$0.0500	$—	$—	$0.0500
12/22/03	12/31/03	$0.0220	$—	$—	$0.0220
07/24/03	07/30/03	$0.0030	$—	$—	$0.0030

OTHER INFORMATION:
NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/11)	1.07%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

  *  Although this distribution was payable in 2011, it may have been taxable for 2010.

  **  Although this distribution was paid in 2010, it may have been taxable for 2009.

  ***  Although this distribution was paid in 2008, it may have been taxable for 2007.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2011 (As a % of Common and Preferred Stocks)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2011 (As a % of Common and Preferred Stocks)
1.	EADS	6.6%
2.	Lanxess	5.8%
3.	Software	5.6%
4.	GEA Group	4.8%
5.	Continental	4.8%
6.	Wacker Chemie	4.4%
7.	Rheinmetall	4.4%
8.	Hochtief	4.1%
9.	MTU Aero Engines Holding	4.0%
10.	Symrise	3.3%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Question: The strength of Germany's industrial production has been key to the country's good economic standing over the past years; what can be expected for 2011?

Answer: Germany's growth engine is firing on all cylinders. Last year the German economy was already the driving force in the Eurozone and this has continued in the first half of 2011. Thanks to the global economic recovery post the crisis years of 2008/9, Germany's order intake, specifically in the mechanical engineering sector, has been very robust. Orders rose 32% year-over-year in real terms in the first quarter of 2011. The momentum came from both foreign and domestic demand (+31% and 35%, respectively). The orders boom in mechanical engineering is expected to boost German production by 15% in real terms in 2011. This is the biggest growth rate among all the other German industry sectors. This positive forecast for mechanical engineering is in line with still double-digit growth in the automotive industry (+14%) and electrical engineering (+13%). While German manufacturing as a whole will reach production levels last seen in 2008 already in 2011, the mechanical engineering sector will likely be back on the 2008 level in 2012.

Question: With Greece, Ireland and Portugal "put aside" for the short term, can you put Italy into perspective?

Answer: Italy is the third-largest government bond market in the world, at €1.8 trillion, and more than three times that of Spain. Of this, European banks hold €326bn. Since Standard and Poor's downgrade of Italy in mid-May, the Italian sovereign spread has doubled in the past six weeks prior to June 30, 2011 (from 175 bps (basis points) to 331 bps) with 10-year bond yields hitting a peak of 6.0%.2,3 This has had an effect on Italian equities of bringing them down to a valuation level where they are as cheap as those of Greece.

Question: What growth rates are markets discounting for European sectors and is this a good measure for picking stocks?

Answer: A number of growth discounter models used by investors to determine what long-term earnings-per-share growth rate the market is pricing in come to the conclusion that as of the end of June, implied growth rates favor defensive stocks over cyclicals.4 Financials, in particular, look less cheap than headline multiples. Even accounting for a better medium-term outlook for many cyclical sectors, market-implied long-term growth rates appear much more realistic for many defensives. For some investors, buying sectors on depressed expectations and selling those with excessively bullish implied growth has been a successful strategy through time, though there are no guarantees of future results. Having said that, we note that valuations are not the only drivers of sector returns. While valuations tend to be a key determinant of longer-term asset returns, using pure valuation-based strategies often leads to struggles on shorter-time horizons.

Question: How well did this year's stress test of European banks fare?

Answer: In July, the European Banking Authority (EBA) published the results of this year's so called "stress test" of European Banks. The goal of the stress test is to determine each bank's financial strength, from a regulator's point of view, given certain scenarios, in order to better anticipate weaknesses within the overall banking system. The EBA conducted two tests: (1) a 'Baseline scenario', assuming base case GDP growth and no losses on sovereign debt instruments; and, (2) an 'Adverse scenario', which also includes losses on sovereign debt exposures in the bank's trading book. Under the most severe of the two stress tests conducted, the EBA arrived at results that at first glance were perceived as being very favorable. While the vast majority of banks tested had passed the minimum requirements, eight did not: five Spanish saving banks, two Greek banks and one Austrian Bank. Looking below the surface shows that 20 banks were so close to the minimum limits that they would have fallen below the minimum threshold over the two-year horizon of the exercise had they not previously raised funds in the capital markets.

1  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

2  Sovereign spread refers to the difference between the yields on a sovereign government's bond versus that of a comparable bond of another country. It is often used as a measurement of the riskiness of lending to a sovereign government and the cost of borrowing for that sovereign government.

3  A basis point (bps) is one-hundredth of a percentage point (0.01%).

4  Defensive stocks are often associated with companies that provide products and services that are used in everyday life. As such, these stocks tend to be relatively unaffected by general fluctuations in the economy. Cyclical stocks are often associated with companies that provide products and services that are most often in greater demand when the markets rise and in less demand when markets fall. As such, the values of these stocks tend to be affected by fluctuations in the economy, rising prior to an economic upturn and falling prior to a downturn.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited)
Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 89.6%
	COMMON STOCKS – 85.7%
	AEROSPACE & DEFENSE – 3.9%
174,084	MTU Aero Engines Holding	$13,900,516
	AUTO COMPONENTS – 6.6%
160,000	Continental*	16,804,922
188,344	ElringKlinger	6,681,345
		23,486,267
	CHEMICALS – 13.3%
247,760	Lanxess	20,329,456
360,000	Symrise	11,471,186
71,364	Wacker Chemie	15,425,348
		47,225,990
	COMPUTERS & PERIPHERALS – 2.6%
127,727	Wincor Nixdorf	9,227,739
	CONSTRUCTION & ENGINEERING – 7.0%
108,181	Bilfinger Berger	10,694,238
171,567	Hochtief	14,326,311
		25,020,549
	ELECTRICAL EQUIPMENT – 2.3%
60,686	SGL Carbon*†	3,431,084
130,000	Tognum*	4,860,409
		8,291,493
	HEALTH CARE PROVIDERS & SERVICES – 0.4%
80,000	Celesio	1,594,670
	HOTELS, RESTAURANTS & LEISURE – 0.3%
100,000	TUI*	1,084,376
	HOUSEHOLD DURABLES – 0.3%
118,886	Loewe*	973,772
	INDUSTRIAL CONGLOMERATES – 4.3%
172,583	Rheinmetall	15,274,318
	INSURANCE – 2.5%
170,000	Hannover Rueckversicherung	8,863,538
	INTERNET SOFTWARE & SERVICES – 2.8%
475,966	United Internet	10,001,665

Shares	Description	Value(a)
	IT SERVICES – 0.3%
20,014	Bechtle	$895,091
	MACHINERY – 8.4%
473,046	GEA Group	16,928,351
240,000	Gildemeister*	5,043,216
298,963	MAX Automation	2,188,704
32,714	Pfeiffer Vacuum Technology	4,100,882
255,732	Singulus Technologies*	1,445,865
		29,707,018
	MEDIA – 1.2%
90,000	Axel Springer	4,443,910
	METALS & MINING – 5.0%
160,000	Aurubis	10,403,047
95,000	Salzgitter	7,242,774
		17,645,821
	PROFESSIONAL SERVICES – 1.1%
50,000	Bertrandt	3,783,717
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.2%
202,041	Deutsche Euroshop	7,996,138
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.5%
280,000	Aixtron†	9,551,204
201,957	Solarworld†	2,725,754
		12,276,958
	SOFTWARE – 7.0%
180,000	PSI	5,282,852
330,000	Software	19,765,137
		25,047,989
	SPECIALTY RETAIL – 2.7%
30,000	Douglas Holdings	1,573,722
50,000	Fielmann†	5,568,298
120,000	Tom Tailor Holding*	2,435,496
		9,577,516
	TEXTILES, APPAREL & LUXURY GOODS – 0.5%
5,647	Puma	1,785,875
	THRIFTS & MORTGAGE FINANCE – 1.3%
140,000	Aareal Bank*	4,796,912

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited) (continued)
Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 89.6% (continued)
	TRADING COMPANIES & DISTRIBUTORS – 3.5%
55,000	Brenntag	$6,391,437
200,000	Kloeckner & Co.	6,017,705
		12,409,142
	TRANSPORTATION INFRASTRUCTURE – 2.7%
120,000	Fraport	9,646,304
	Total Common Stocks (cost $189,879,012)	304,957,284
	PREFERRED STOCKS – 3.9%
	HEALTH CARE EQUIPMENT & SUPPLIES – 0.8%
62,632	Sartorius (cost $691,434)	2,878,284
	MACHINERY – 1.1%
95,000	Jungheinrich (cost $3,195,087)	4,007,696
	MEDIA – 2.0%
245,000	ProSiebenSat.1 Media (cost $5,665,065)*†	6,943,700
	Total Preferred Stocks (cost $9,551,586)	13,829,680
	Total Investments in German Securities (cost $199,430,598)	318,786,964
INVESTMENTS IN DUTCH COMMON STOCKS – 8.9%
	AEROSPACE & DEFENSE – 6.5%
689,645	EADS	23,074,884
	LIFE SCIENCES TOOLS & SERVICES – 2.4%
445,887	QIAGEN*	8,545,440
	Total Investments in Dutch Common Stocks (cost $24,025,610)	31,620,324
	Total Investments in Common and Preferred Stocks – 98.5% (cost $223,456,208)	350,407,288

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL – 7.8%
27,694,569	Daily Assets Fund Institutional, 0.13% (cost $27,694,569)(b)(c)	$27,694,569
CASH EQUIVALENTS – 0.2%
668,441	Central Cash Management Fund, 0.11% (cost $668,441)(c)	668,441
	Total Investments – 106.5% (cost $251,819,218)**	378,770,298
	Other Assets and Liabilities, Net – (6.5%)	(23,003,161)
	NET ASSETS – 100.0%	$355,767,137

*  Non-income producing security

**  The cost for federal income tax purposes was $253,412,861. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $125,357,437. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $130,417,753 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,060,316.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $25,846,693, which is 7.3% of net assets.

(a)  Value stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2011 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(d)
German	$318,786,964	$—	$—	$318,786,964
Dutch	31,620,324	—	—	31,620,324
Short-Term Instruments(d)	28,363,010	—	—	28,363,010
Total	$378,770,298	$—	$—	$378,770,298

(d) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2011 (unaudited)
ASSETS
Investments in non-affiliated securities, at value (cost $223,456,208) — including $25,846,693 of securities loaned	$350,407,288
Investment in Central Cash Management Fund (cost $668,441)	668,441
Investment in Daily Assets Fund Institutional (cost $27,694,569)*	27,694,569
Total Investments, at value (cost $251,819,218)	378,770,298
Foreign currency, at value (cost $7,042,238)	7,130,457
Foreign taxes recoverable	72,367
Interest receivable	168,072
Other assets	20,128
Total assets	386,161,322
LIABILITIES
Payable upon return of securities loaned	27,694,569
Payable for investments purchased	2,254,560
Management fee payable	155,141
Investment advisory fee payable	73,913
Payable for Directors' fees and expenses	45,039
Accrued expenses and other liabilities	170,963
Total liabilities	30,394,185
NET ASSETS	$355,767,137
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$436,941,441
Cost of 17,063,990 shares held in Treasury	(204,524,607)
Undistributed net investment income	3,351,089
Accumulated net realized loss on investments and foreign currency	(7,028,902)
Net unrealized appreciation (depreciation) on:
Investments	126,951,080
Foreign currency	77,036
Net assets	$355,767,137
Net assets value per share ($355,767,137 ÷ 17,685,351 shares of common stock issued and outstanding)	$20.12

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)
For the six-months ended June 30, 2011
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $828,448)	$5,658,678
Interest	3,205
Income distributions — Central Cash Management Fund	212
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	1,136,065
Total investment income	6,798,160
Expenses:
Management fee	971,285
Investment advisory fee	468,542
Custodian fee	68,262
Services to shareholders	13,763
Reports to shareholders	55,317
Directors' fees and expenses	69,591
Professional fees	113,256
NYSE listing fee	11,765
Insurance	17,265
Miscellaneous	10,891
Net expenses	1,799,937
Net investment income	4,998,223
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,804,805
Foreign currency	263,905
Net realized gain (loss)	5,068,710
Change in net unrealized appreciation (depreciation) on:
Investments	33,086,147
Foreign currency	(56,575)
Change in net unrealized appreciation (depreciation)	33,029,572
Net gain (loss)	38,098,282
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,096,505

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the six-months ended June 30, 2011 (unaudited)	For the year ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,998,223	$1,452,992
Net realized gain (loss)	5,068,710	42,815,040
Change in net unrealized appreciation (depreciation)	33,029,572	15,239,144
Net increase in net assets resulting from operations	43,096,505	59,507,176
Distributions to shareholders from:
Net investment income	(710,442)	(2,162,318)
Capital share transactions:
Net proceeds from reinvestment of dividends (0 and 123,499 shares, respectively)	—	1,444,941
Cost of shares repurchased (370,431 and 802,336 shares, respectively)	(6,483,883)	(10,269,965)
Net decrease in net assets from capital share transactions	(6,483,883)	(8,825,024)
Total increase in net assets	35,902,180	48,519,834
NET ASSETS
Beginning of period	319,864,957	271,345,123
End of period (including undistributed net investment income of $3,351,089 and distributions in excess of net investment income of $936,692, as of June 30, 2011 and December 31, 2010, respectively)	$355,767,137	$319,864,957

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:
	For the six-months ended June 30,		For the years ended December 31,
	2011 (unaudited)		2010		2009	2008		2007	2006
Per share operating performance:
Net asset value:
Beginning of period	$17.72		$14.48		$10.13	$19.38		$16.04	$11.29
Net investment income (loss)(a)	.28		.08		.17	.22	(c)	.17	.04
Net realized and unrealized gains (loss) on investments and foreign currency	2.12		3.21		4.27	(9.49)		3.77	4.91
Increase (decrease) from investment operations	2.40		3.29		4.44	(9.27)		3.94	4.95
Distributions from net investment income	(.04)		(.12)		(.18)	(.19)		(.60)	(.21)
Accretion resulting from tender offer	—		—		—	.18		—	—
Dilution in net asset value from dividend reinvestment	—		(.01)		—	—		—	—
Increase resulting from share repurchases	.04		.08		.09	.03		—	.01
Net asset value:
End of period	$20.12		$17.72		$14.48	$10.13		$19.38	$16.04
Market value:
End of period	$18.06		$15.72		$11.99	$8.01		$17.48	$14.47
Total investment return for the period†
Based upon market value	15.14	%***	32.21%		52.07%	(53.32)%		25.14%	44.13%
Based upon net asset value	13.80	%***	23.40	%(b)	45.22%	(46.75	)%(d)(e)	25.17%	43.94%
Ratio to average net assets:
Total expenses	1.07	%**	1.15%		1.19%	1.25%		1.00%*	1.30%*
Net investment income (loss)	1.48	%****	.53%		1.49%	1.40	%(c)	.90%	.31%
Portfolio turnover	6	%***	45%		42%	40%		47%	45%
Net assets at end of period (000's omitted)	$355,767		$319,865		$271,345	$198,264		$480,724	$397,933

  (a) Based on average shares outstanding during the period.

  (b) Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.52% lower.

  (c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.04 per share and 0.23% of average daily net assets, respectively.

  (d) Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.06% lower.

  (e) Return includes the effect of $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

  † Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  * Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.00% and 1.30% for 2007 and 2006, respectively.

  ** Annualized.

  *** Not Annualized.

  **** Not Annualized. The ratio for the six-months ended June 30, 2011 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

Securities Lending: The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (.10% annualized effective rate as of June 30, 2011) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2011, the exchange rate was EURO 1.4497 to US $1.00.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

For United States Federal income tax purposes, the Fund has a capital loss carryforward at December 31, 2010 of approximately $12,098,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, whichever comes first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas, Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, and 0.50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six months ended June 30, 2011, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.86% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DISC aggregated $13,763, of which $12,386 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2011 (unaudited) (continued)

Fund's Rule 17e-1 procedures. For the six months ended June 30, 2011, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or the Investment Adviser.

The Fund pays each Director who is not an "interested person" of the Manager or Investment Adviser retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2011, were $20,260,874, and $22,246,936, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund purchased 370,431 and 802,336 of its shares of common stock on the open market at a total cost of $6,483,883 and $10,269,965, ($17.50 and $12.80 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.36% and 13.13%, respectively.

During the six-months ended June 30, 2011 there were no shares issued for reinvestment. During the year ended December 31, 2010, the Fund issued for dividend reinvestment 123,499 shares. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 16.13%.

NOTE 7. TENDER OFFER AND SHARE REPURCHASES

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four, consecutive, semiannual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. During the first measurement period the Fund's shares traded at an average discount to NAV of 9.28%. Therefore, the Fund was not required to conduct a tender offer. The second measurement period commenced on March 7, 2011 and expired on May 27, 2011. During the second measurement period the Fund's shares traded at an average discount to NAV of 9.11%. Therefore, the Fund was not required to conduct a tender offer. The third measurement period will commence on August 29, 2011 and will expire on November 18, 2011.

On July 20, 2010, the Fund announced that the Board of Directors had authorized the Fund to repurchase up to 950,000 shares during the period August 1, 2010 through July 31, 2011. On July 18, 2011, the Fund announced that the Board of Directors has approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period August 1, 2011 through July 31, 2012. Purchases are made when it is believed that such repurchases are advantageous to the Fund.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

THE NEW GERMANY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 27, 2011. The record date for the meeting was May 13, 2011 (the "Record Date"). On the Record Date, the Fund had 17,764,653 shares outstanding and entitled to vote. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect three (3) Class II Directors, each to serve for a term of three years and until their successors are elected and qualify.
	Number of Votes:
Director	For	Withhold Authority
Mr. John H. Cannon	13,948,471	1,811,111
Mr. Joachim Wagner	13,999,031	1,760,550
Mr. Werner Walbröl	14,042,878	1,716,704

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2011.
Number of Votes:
For	Against	Abstain
15,435,504	247,674	76,402

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT*

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

DR. FRANK TRÖMEL*

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK,CFA

President and Chief Executive Officer**

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-023081-1

*  Retired July 19, 2011.

**  Effective May 19, 2011.

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Midcap Market Performance Indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	11,400	$16.03	11,400	715,154
February 1 through February 28	0	$0.00	0	715,154
March 1 through March 31	108,241	$16.60	108,241	606,913
April 1 through April 30	113,681	$17.88	113,681	493,232
May 1 through May 31	123,904	$18.06	123,904	369,328
June 1 through June 30	13,205	$17.81	13,205	356,123
Total	370,431	$17.50	370,431
* All shares were purchased in open market transactions.
On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 1, 2010 and expired on November 24, 2010. During the measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The second measurement period commenced on March 7, 2011 and expired on May 27, 2011. During the measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The third measurement period will commence on August 29, 2011 and will expire on November 18, 2011. The Program also provides for a continuation of share repurchases by the Fund such that the Fund is authorized to repurchase up to 950,000 shares from August 1, 2010 to July 31, 2011.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2011